UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

August 30, 2004
Date of Report (Date of earliest event reported)

Harvard Bioscience, Inc.

(Exact name of registrant as specified in its charter)

Massachusetts	0-31923	04-3306140
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

84 October Hill Road, Holliston, MA  01746-1371
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(508) 893-8999

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

  This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws.  Reliance should not be placed on forward-looking statements because they involve known and unknown risks and uncertainties which may cause the actual results, performance, and achievements of Harvard Bioscience, Inc. (the “Company”) to differ materially from the anticipated future results, performance and achievements that are expressed or implied by such forward-looking statements.  Additional information concerning these risks and uncertainties is contained in the section entitled “Important Factors That May Affect Future Operating Results” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2003 and in the Company’s other public filings.  The Company disclaims any obligation to update any of the forward-looking statements contained herein to reflect future developments or events.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

  The Board of Directors of the Company promoted Susan Luscinski, who previously held the position of Chief Financial Officer of the Company since August 2001, to the newly created corporate position of Chief Operating Officer, effective August 30, 2004.  Ms. Luscinski is responsible for business planning and operational improvements throughout the company.  Prior to August 2001, Ms. Luscinski served as the Vice President of Finance and Administration from May 1999 until August 2001, the Corporate Controller from May 1988 until May 1999, and in various other positions at the Company and its predecessor since January 1985.

  The Board of Directors of Harvard Bioscience, Inc. named Bryce Chicoyne as Chief Financial Officer, effective August 30, 2004.  Mr. Chicoyne is responsible for all aspects of financial management, including accounting and treasury functions, SEC and corporate compliance, acquisitions and strategic planning. Mr. Chicoyne was granted an option to purchase 100,000 shares of Harvard Bioscience, Inc. common stock.

  Mr. Chicoyne, 35, most recently served from December 2002 to August 2004 as Director of Financial Reporting with Apogent Technologies Inc. (now a subsidiary of Fisher Scientific Inc.), a developer and manufacturer of products for the clinical and research industries.   From May 2000 to December 2002, Mr. Chicoyne served as the Manager of Financial Reporting of Sonus Networks, Inc., a provider of voice over IP infrastructure solutions for wireline and wireless service providers.   From December 1999 to May 2000, he served as Director of Investment Accounting at CGU Insurance (now One Beacon Insurance).  From November 1995 to December 1999, he served in various finance roles with Sun Life of Canada.  Mr. Chicoyne holds a B.S. in accounting from the University of Southern New Hampshire (formerly New Hampshire College) and a M.B.A. from the F.W. Olin School of Business at Babson College. Mr. Chicoyne is a certified public accountant.

  Mr. Chicoyne was the Director of Financial Reporting of Apogent Technologies Inc. at the time of the September 2003 acquisition by Genomic Solutions Inc., a wholly-owned subsidiary of the Company, of substantially all of the assets of BioRobotics Limited and BioRobotics Group Limited, both subsidiaries of Apogent Technologies Inc.

  A copy of the press release issued by the Company on August 18, 2004 concerning the promotion of Ms. Luscinski to Chief Operating Officer and the appointment of Bryce Chicoyne as Chief Financial Officer is Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

  (c) Exhibits.

Exhibit No.	Title

99.1

Press release of Harvard Bioscience, Inc. issued on August 18, 2004 (incorporated herein by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 20, 2004).

SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Harvard Bioscience, Inc.

Date: September 3, 2004	By:	/s/ Bryce Chicoyne

Bryce Chicoyne Chief Financial Officer